SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      ------------------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2000

                           MEDICAL MANAGER CORPORATION
             (Exact name of Registrant as specified in its charter)

Delaware                           0-17822                     22-2975182
(State or other                  (Commission               (I.R.S. Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)

669 River Drive, River Drive Center II,
         Elmwood Park, NJ                                        07407
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (201) 703-3400

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  Item 7(c) of the previous filing on Form 8-K, filed on February 13, 2000, is amended therein by including the full text of Exhibit 99.1, as attached hereto.

                                  EXHIBIT INDEX
                                  -------------
Exhibit
  No.          Description
-------        -----------
99.1           Joint Press Release, dated February 14, 2000, by Healtheon/WebMD
               Corporation and Medical Manager Corporation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDICAL MANAGER CORPORATION

Date: February 14, 2000                  By:    /s/ Anthony Vuolo
                                         --------------------------------------
                                         Name:  Anthony Vuolo
                                         Title: Senior Vice President, Business
                                                Development